Exhibit 99.2

July 28, 2009 Advent Investor Relations Contact: InvestorRelations@advent.com Advent Software, Inc. Second Quarter 2009 Earnings Highlights

ADVS Forward-Looking Statements The financial projections under “ADVS 2009 Updated Guidance”, our growth internationally and demand in the U.S., and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; the difficulties in divesting our MicroEdge subsidiary and uncertainties about the expected timing of the closing of the sale and the anticipated proceeds and financial impact of such transaction; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q209 Business Highlights Non-GAAP operating margin of 22% Expanded from 15% in Q208  Total revenue of $70M, of which 86% is recurring 9% revenue growth over Q208  Term license annual contract value of $3.6M 8 new Geneva® contracts 8 new Advent Portfolio Exchange® contracts Strong operating cash flow of $22M 8% growth on a trailing four quarter basis Focus on core market Entered into agreement to sell MicroEdge segment (July 2009)

ADVS Q209 Financial Highlights Metric Q208 Q209 $ +/- % +/- Revenue ($M) $64.0 $69.5 $5.5 9% ACV: Term License Annual Contract Value ($M) $6.9 $3.6 ($3.3) (48%) Operating Cash Flow ($M) $25.8 $21.7 ($4.1) (16%) GAAP Operating Margin 7.9% 12.4% 4.5 points 57% Non-GAAP Operating Margin * 14.6% 21.7% 7.0 points 48% Non-GAAP Diluted EPS * $0.22 $0.38 $0.16 72% * See reconciliation of GAAP to Non-GAAP measures on slide #16

ADVS Sustainably Growing Revenue Consistent revenue growth from diverse and growing client base 86% of Q209 revenue from recurring sources $150 +13% $169 +9% $184 +17% $215 +23%  $265 +13% YTD $143 $41 $46 $50 $59 $74 $37 $43 $46 $56 $65 $36 $41 $44 $52 $64 $70 $36 $39 $44 $48 $62 $73 $300M $250M $200M $150M $100M $50M $0M 2004 2005 2006 2007 2008 2009 Q1 Revenue Q2 Revenue Q3 Revenue Q4 Revenue

ADVS Term License Annual Contract Value ($M) $2 $7 $20 $28 $28 $7 $3 $2 $1 $1 $7 $4 $6 $4 $12 $6 $6 $3 $10 $6 $7 $6 $4 $3 $40M $30M $20M $10 $0M 2004 2005 2006 2007 2008 2009 Q1 ACV Q2 ACV Q3 ACV Q4 ACV

ADVS Deferred Revenue and Backlog ($M) Deferred revenue is invoiced bookings, not yet recognized as revenue Backlog is contractual bookings, not yet invoiced (disclosed annually) $56 $65 $85 $120 $153 $152 $148 $4 $17 $43 $99 $200M $150M $100M $50M $0M 12/04 12/05 12/06 12/07 12/08 06/30/09 Deferred Revenue Backlog

ADVS Composition of Deferred Revenue ($M) Q209 YoY growth was over $17M, or 13% Increase was primarily from term licenses $65 $85 $120 $153 $148 $9 $10 $1 $46 $10 $18 $9 $48 $15 $32 $21 $53 $25 $46 $31 $52 $26 $48 $27 $47 $200M $150M $100M $50M $0M 12/05 12/06 12/07 12/08 06/30/09 Perpetual License/Maintenance Term implementations Term License Other Recurring

ADVS Growth in Operating Cash Flow ($M) Four quarter trailing growth rate is 8% $25 $37 $47 $62 $77 $36 $7.0 $5.7 $6.7 $5.8 $12.0 $10.9 $8.1 $5.4 $15.0 $10.2 $12.1 $9.3 $24.0 $12.4 $12.0 $13.8 $23.0 $19.1 $25.8 $9.3 $21.7 $13.9 $90M $60M $30M $0M 2004 2005 2006 2007 2008 2009 Q1 OCF Q2 OCF Q3 OCF Q4 OCF

ADVS Q209 Revenue Components ($M) 11% of Q209 revenue was from EMEA, down 2.9 points from Q208 9% of Q209 revenue was from MicroEdge, flat with Q208 Q208 Q209 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $50.8 $59.7 $8.9 18% Term License Revenue $15.1 $24.5 $9.5 63% Perpetual Maintenance $22.9 $22.4 ($0.5) (2%) Other Recurring $12.9 $12.8 ($0.1) (0%) Perpetual License Revenue $5.2 $3.3 ($1.9) (37%) AUA Fee Revenue $1.4 $1.4 ($0.1) (4%) Perpetual License Revenue $3.8 $2.0 ($1.9) (49%) Professional Services & Other Revenue $7.9 $6.5 ($1.5) (19%) Total Revenue $64.0 $69.5 $5.5 9%

ADVS Renewal Rates Q108-Q109         New Calculation*         Annual $ paid for coming year      (one qtr. in arrears)      Annual $ paid for preceding year             * Previous calculation is provided on the trended disclosures report on Advent’s Investor Relations home page Definition:  blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete)

ADVS Q209 P&L Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #16 Q208 Q209 $ +/- % +/- Total Revenue ($M) $64.0 $69.5 $5.5 9% GAAP Gross Profit ($M) $43.2 $47.7 $4.5 10% GAAP Gross Margin 67% 69% 1.1 points 2% GAAP Income from Operations ($M) $5.1 $8.6 $3.6 70% GAAP Operating Margin 7.9% 12.4% 4.5 points 57% GAAP Net Income ($M) $7.4 $8.0 $0.7 9% GAAP Net Income (%) 11.5% 11.5% no change no change GAAP Diluted EPS ($) $0.26 $0.31 $0.05 17% Non-GAAP Income from Operations ($M)* $9.4 $15.1 $5.7 61% Non-GAAP Operating Margin* 15% 22% 7 points 48% Non-GAAP Diluted EPS ($)* $0.22 $0.38 $0.16 72% Headcount (Q209 includes 65 from the Q408 Tamale acquisition) 997 1,062 65 7%

ADVS 2009 Updated Guidance Guidance Q309  without MicroEdge** Previous FY09  with MicroEdge Updated FY09 without MicroEdge** Total Revenue ($M) $61 - $63 $280 - $290 $252 - $262      YoY Revenue Growth  6% - 9% 6% - 10% 6% - 11% Non-GAAP Operating Margin 15% - 16% 18% - 20% Amortization of Intangibles (% of revenue) 2% 1% - 2% Stock Compensation Expense (% of revenue) 6% 6% - 7% GAAP Operating Margin    7% - 8% 10% - 12% Operating Cash Flow ($M)   $77 - $82 $70 - $75 Capital Expenditures, incl. cap’d SW devel. ($M)   $12 - $14 $8 - $10 Weighted Average Shares  Outstanding Growth *   0.25%-0.75%      per quarter 0.25%-0.75%      per quarter Effective Tax Rate (GAAP) 30% - 35% 30% - 35% Effective Tax Rate (Non-GAAP)   35% 35% * Excluding the impact of any share repurchase ** Starting with our third quarter results, MicroEdge will be reflected as “discontinued operations”

ADVS 2008 to 2009 Growth w/o MicroEdge 2008 to 2009 Growth Adjusted for sale of MicroEdge 2008 Actual  without MicroEdge 2009 Guidance without MicroEdge Expected Growth Total Revenue ($M) $238 $252 - $262 6% to 10% Non-GAAP Operating Margin  16% 18% - 20% 3 to 5 points Amortization of Intangibles (% of revenue) 1% 1% - 2%  0 to 1 point Stock Compensation Expense (% of revenue) 7% 6% - 7% 0 to 1 point GAAP Operating Margin  8% 10% - 12% 3 to 5 points Operating Cash Flow ($M) $70  $70 - $75 0% to 7%   Starting with our third quarter results, MicroEdge will be reflected as “discontinued operations”

MicroEdge Selected Segment Data

MICROEDGE
SELECTED SEGMENT INFORMATION
(In thousands)

The purpose of this slide is to provide analysts and investors with the detail behind MicroEdge's contributions to the overall Company's revenue and income from operations for the previous six quarters to enable you to model Advent's business without MicroEdge going forward.

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Net revenues:						
Term license, maintenance and other recurring	$ 4,230	$ 4,345	$ 4,805	$ 4,541	$ 4,590	$ 4,979
Perpetual license fees	1,408	1,142	1,397	1,972	1,217	745
Professional services and other	571	561	566	1,410	654	732
Total net revenues (1)	6,209	6,048	6,768	7,923	6,461	6,456
Cost of revenues:						
Total cost of revenues	1,842	1,590	1,499	2,244	1,453	1,322
Gross margin	4,367	4,458	5,269	5,679	5,008	5,134
Operating expenses:						
Sales and marketing	1,468	1,299	1,250	1,366	1,239	1,091
Product development	1,819	1,996	1,637	1,511	1,403	1,558
General and administrative	692	552	480	468	613	766
Restructuring charges	-	-	-	259	1	(10)
Total operating expenses	3,979	3,847	3,367	3,604	3,256	3,405
Income from operations (1)	$ 388	$ 611	$ 1,902	$ 2,075	$ 1,752	$ 1,729

(1) Revenue and Income from Operations amounts reported above are consistent with Segment Reporting data as disclosed in the Company's Forms 10-Q and 10-K filings with the Securities and Exchange Commission. The results of operating segments are derived directly from Advent's internal management reporting system. The accounting policies used to derive operating segment results are substantially the same as those used by the consolidated company. Management measures the performance of each operating segment based on several metrics, including income from operations. These results are used, in part, to evaluate the performance of, and to assign resources to, each of the operating segments. Certain operating expenses, including stock-based compensation and amortization and impairment of developed technology and other intangibles, which Advent manages separately at the corporate level, are not allocated to the operating segments.

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Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 47,676 $ 69% 8,631 $ 12% 8,022 $ Amortization of acquired developed technology 897 897 897 Amortization of other acquired intangibles - 444 444 Stock-based compensation - cost of revenues 858 858 858 Stock-based compensation - operating expenses - 4,231 4,231 Restructuring charge - 2 2 Investment gain - - (2,056) Income tax adjustment for non-GAAP (1) - - (2,513) Non-GAAP 49,431 $ 71% 15,063 $ 22% 9,885 $ Diluted net income per share GAAP 0.31 $ Non-GAAP 0.38 $ Shares used to compute diluted net income per share 26,140 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 43,173 $ 67% 5,066 $ 8% 7,355 $ Amortization of acquired developed technology 198 198 198 Amortization of other acquired intangibles - 242 242 Stock-based compensation - cost of revenues 581 581 581 Stock-based compensation - operating expenses - 3,280 3,280 Restructuring benefit - (1) (1) Investment gain - - (3,393) Income tax adjustment for non-GAAP (1) - - (2,066) Non-GAAP 43,952 $ 69% 9,366 $ 15% 6,196 $ Diluted net income per share GAAP 0.26 $ Non-GAAP 0.22 $ Shares used to compute diluted net income per share 28,119 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended June 30, 2008 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non- GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended June 30, 2009

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 10% to 12% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 6% to 7% Projected non-GAAP 18% to 20% Twelve Months Ended December 31, 2009 Without MicroEdge Operating Income % Advent Software, Inc. Reconciliation of Projected GAAP Operating Income % to Projected Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.